UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): July 31, 2003 (July 31, 2003)

                              PREMIERWEST BANCORP
               (Exact name of Company as specified in its charter)

   Oregon                           000-50332                    93-1282171
---------------                 -------------------           ----------------
(State or other                (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE
On July 31, 2003, PremierWest Bancorp announced that its common stock was listed and began trading on the Nasdaq SmallCap Market under the symbol PRWT. PremierWest Bancorp previously announced its approval for listing on the Nasdaq

SmallCap Market on July 10, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                        PREMIERWEST BANCORP


Date:  July  31, 2003                              By:  /s/ Tom Anderson
                                                        --------------------
                                                        Tom Anderson
                                                        Chief Financial Officer